UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Shore Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SHORE BANCSHARES, INC. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on May 24, 2022 at 9:00 A.M. EDT This communication presents only an overview of the more complete proxy materials that are available to you on the Internet . We encourage you to access and review all of the important information contained in the proxy materials before voting . The Notice and Proxy Statement and Annual Report to Stockholders are available at : http : //viewproxy . com/ShoreBancshares/ 2022 If you want to receive a paper or e - mail copy of these documents, you must request one . There is no charge to you for requesting a copy . Please make your request for a copy as instructed below on or before May 16 , 2022 to facilitate timely delivery . Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e - mail copies of your proxy materials are provided on the reverse side of this Notice . STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: By logging on to http://viewproxy.com/ShoreBancshares/2022 Have the 11 digit control number available when you access the website and follow the instructions. 877 - 777 - 2857 TOLL FREE By e - mail at requests@viewproxy.com * If requesting material by e - mail, please send a blank e - mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e - mail requesting material. You must use the 11 digit control number located in the box below. To the Stockholders of Shore Bancshares, Inc . The 2022 Annual Meeting of Stockholders of Shore Bancshares, Inc . will be held virtually on May 24 , 2022 at 9 : 00 a . m . EDT . As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http : //viewproxy . com/ShoreBancshares/ 2022 /htype . asp and then using your Virtual Control Number below . Your registration must be received by 11 : 59 PM EDT on May 21 , 2022 . On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow instructions to vote your shares . Please have your Virtual Control Number with you during the meeting in order to vote . Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About These Proxy Materials and Voting – How do I attend the Annual Meeting?” and “Questions and Answers About These Proxy Materials and Voting – How can I vote?” Voting Items 1. Election of Directors Nominees: John A. Lamon, III Class I (term expires 2025) Frank E. Mason, III Class I (term expires 2025) Jeffrey E. Thompson Class I (term expires 2025) William E. Esham, III Class I (term expires 2025) 2. Ratify the appointment of Yount, Hyde & Barbour P.C. as the independent registered public accounting firm for 2022. 3. Adopt a non - binding advisory resolution approving the compensation of the named executive officers. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2 AND 3. VIRTUAL CONTROL NO. INTERNET TELEPHONE E - MAIL

SHORE BANCSHARES, INC. 18 E. Dover St. Easton, MD 21601 The following proxy materials are available for you to review at: http://viewproxy.com/ShoreBancshares/2022 • 2021 Annual Report to Stockholders • Notice and Proxy Statement ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Internet and telephone voting is available through 11:59 P.M. Eastern Daylight Time on May 23, 2022. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1 - 877 - 777 - 2857 toll free or By logging onto http://viewproxy.com/ShoreBancshares/2022 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.